EXHIBIT 10

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
The Travelers Insurance Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Independent Auditors". Our reports covering the December 31, 2003, consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries refer to changes in the Company's methods of accounting for variable interest entities in 2003, for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP


Hartford, Connecticut
April 26, 2004